BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
SEMI-ANNUAL REPORT TO SHAREHOLDERS
MARCH 31, 2001
(UNAUDITED)

            BLACKROCK MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV

TOTAL ASSETS (3/31/01):    $99.4 million
PERFORMANCE BENCHMARK:     Custom Lehman CMBS Index
INVESTMENT APPROACH:       Seeks the highest total return by investing primarily
                           in Commercial Mortgage-Backed Securities (CMBS).

RECENT PORTFOLIO MANAGEMENT ACTIVITY:

o The period was marked by the U.S. Federal Reserve's aggressive response to the dramatic U.S. economic slowdown, partially driven by a near collapse in capital expenditure. Treasury yields on the short end of the yield curve fell sharply in reaction to the Federal Reserve cutting short-term rates by 150 basis points. The yield on the 10-year Treasury fell from 5.82% on September 30, 2000 to 4.98% on March 31, 2001.

o In addition to Treasuries, the Portfolio invests a majority of its assets in the CMBS sector. For the period, CMBS issuance was strong with $29.7 billion of domestic issuance. The AAA to BBB CMBS credit curve widened slightly and premium dollar-priced issues underperformed par priced deals.

o Within the CMBS sector, the Manager emphasized high quality issues with a shorter maturity than the benchmark, due to a steepening yield curve environment. The Manager employed this strategy as high quality CMBS continue to have a high correlation with swaps, a strong performer for the period. Going forward, the Manager favors seasoned CMBS, which have higher credit enhancement relative to new issues. We are also focusing on deals with conservative underwriting and low cash flow variability.

Although the portfolio holdings and sectors listed above were current as of the end of the semi-annual period ended March 31, 2001, the Portfolio is actively managed and the composition will vary.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV AND THE CUSTOM
            LEHMAN CMBS INDEX FROM INCEPTION AND AT EACH MONTH END.

                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Multi Sector IV                            Lehman CMBS
5/24/00                     $10,000                                  $10,000
5/31/00                      10,092                                   10,000
6/30/00                      10,316                                   10,299
7/31/00                      10,389                                   10,395
8/31/00                      10,610                                   10,619
9/30/00                      10,674                                   10,794
10/31/00                     10,801                                   10,843
11/30/00                     11,011                                   11,077
12/31/00                     11,340                                   11,412
1/31/01                      11,512                                   11,614
2/28/01                      11,674                                   11,766
3/31/01                      11,706                                   11,790

                           Performance as of 3/31/01

                       MULTI SECTOR IV -- AVERAGE RETURN
                                 From Inception
                                     17.18%

             PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
STATEMENT OF NET ASSETS
MARCH 31, 2001 (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------------
    PAR
   (000)             DESCRIPTION                                              MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT OBLIGATIONS                                                     12.9%

                 U.S. Treasury Notes

        $250        5.88% **                                                    11/15/04                         $   261,086
         390        6.75%                                                       05/15/05                             421,540
       5,145        5.75%                                                       11/15/05                           5,395,015
       4,500        5.75%                                                       08/15/10                           4,744,469
       2,000        2.02%                                                       02/15/31                           1,975,625

                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost $12,733,786)                                                                               12,797,736
                                                                                                                 -----------

                 COMMERCIAL MORTGAGE-BACKED SECURITIES                                           86.5%

                 Capco America Securitization Corp.
       2,000        6.26%             Series 1998-D7,Class A1B                  09/15/08                           2,012,980
                 Chase Commercial Mortgage Securities Corp.
       2,000        6.60%             Series 1997-2, Class E                    12/19/29                           2,013,960
       2,000        7.34%             Series 1999-2, Class B                    11/15/09                           2,108,600
                 COMM
       3,200        6.46%             Series 1999-1, Class A2                   09/15/08                           3,252,960
       2,000        6.55%             Series 1999-1, Class B                    10/15/08                           2,016,020
       3,284        7.71%             Series 2000-C1, Class B                   06/15/10                           3,496,376
                 Commercial Mortgage Acceptance Corp.
       2,000        7.15%             Series 1998-C1, Class D                   04/15/10                           2,016,800
       3,000        7.03%             Series 1999-C1, Class A2                  05/15/09                           3,140,010
                 Commercial Mortgage Asset Trust
       2,000        6.44%             Series 1999-AC2, Class A3                 09/17/10                           2,048,620
       1,000        6.59%             Series 1999-C1, Class A2                  07/17/08                           1,025,430
                 Credit Suisse First Boston Mortgage Securities Corp.
       5,089       11.71% ****        Series 1997-C1, Class A (I/O)             06/20/29                             389,963
       1,486       10.77% ****        Series 1997-C2, Class AX (I/O)            11/17/22                              82,438
       2,000        7.29%             Series 1999-C1, Class A2                  09/15/09                           2,122,980
                 Donaldson, Lufkin and Jenrette, Inc. Mortgage Acceptance Corp.
       1,435        7.66%             Series 1997-CF1, Class A2                 04/15/07                           1,521,233
       1,250        6.65%             Series 1998-CF2, Class A3                 11/12/31                           1,258,975
       1,450        6.41%             Series 1998-CG1, Class A1B                05/10/08                           1,474,549
       1,000        7.15% ***         Series 1998-CG1, Class B4                 01/10/13                             800,660
       2,000        7.27% ***         Series 1999-CG1, Class B1                 02/10/09                           2,042,220
       2,000        7.35%             Series 2000-CKP1, Class A2                09/10/10                           2,109,040
                 FDIC Real Estate Mortgage Insurance Corp. Trust
         500        7.25%             Series 1996-C1, Class 1D                  05/25/26                             512,980

                                       1

                See accompanying notes to financial statements.


BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
STATEMENT OF NET ASSETS
MARCH 31, 2001 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
    PAR
   (000)             DESCRIPTION                                              MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
                 First Union - Lehman Brothers - Bank of America Commercial Mortgage Trust
      $1,669        6.79%             Series 1994-C1, Class 2C                  10/18/11                         $ 1,471,246
       2,000        6.79%             Series 1997-C2, Class B                   10/18/11                           2,046,380
       1,950        6.56%             Series 1998-C2, Class A2                  11/18/35                           1,997,190
       1,000        6.73%             Series 1998-C2, Class C                   09/18/12                             998,160
       1,000        7.20%             Series 2000-C2, Class A2                  10/01/32                           1,055,540
       1,000        6.32%             Series 2001-C1, Class B                   12/15/10                             980,781
       1,000        6.84%             Series 2001-C1, Class F                   01/15/11                             980,100
                 Heller Financial Commercial Mortgage Association
       2,000        7.08% ***         Series 1999-PH1, Class D                  05/15/31                           2,069,240
                 JP Morgan Commercial Mortgage Finance Corp.
       2,000        7.35%             Series 1997-C5, Class D                   09/15/29                           2,016,260
                 Keycorp Student Loan Trust
       2,000        7.28%             Series 1998-C1, Class E                   01/15/13                           1,992,040
                 Lehman Brothers Commercial Conduit Mortgage Trust
       2,000        6.59%             Series 1998-C1, Class E                   01/18/08                           2,029,800
       3,200        6.21%             Series 1998-C4, Class A1                  10/15/08                           3,205,728
       2,950        6.78%             Series 1999-C1, Class A2                  04/15/09                           3,049,327
       2,000        6.93%             Series 1999-C1, Class B                   04/15/09                           2,062,020
                 Lehman Brothers - UBS Commercial Mortgage Trust
       3,000        7.50%             Series 2000-C4, Class A2                  06/15/10                           3,181,950
                 MLCC Mortgage Investors, Inc.
       1,908        6.54%             Series 1997-C2, Class A2                  12/10/29                           1,954,193
       4,808       10.22% ****        Series 1997-C2, Class X (I/O)             12/10/29                             290,612
                 Midland Realty Acceptance Corp.
       2,500        7.98% ***         Series 1996-C1, Class D                   08/25/28                           2,612,164
                 Morgan Stanley Capital International, Inc.
       1,494        7.80%             Series 1996-MC1, Class C                  04/15/06                           1,582,774
       1,860        8.62% ****        Series 1997-HF1, Class X (I/O)            06/15/17                             111,443
       2,000        6.52%             Series 1998-HF1, Class A2                 01/15/08                           2,044,660
      12,642        9.72% ****        Series 1998-HF1, Class X (I/O)            02/15/18                             612,744
       2,000        6.63%             Series 1998-WF2, Class B                  06/15/08                           2,032,140
         545        6.71%             Series 1999-RM1, Class A2                 12/15/31                             560,810
                 Mortgage Capital Funding, Inc.
      16,670       11.27% ****        Series 1998-MC1, Class X (I/O)            01/18/09                             568,638
                 Nationslink Funding Corp.
       2,000        7.56%             Series 1999, Class SL                     08/10/08                           2,073,095
                 Prudential Securities Secured Financing Corp.
       2,000        6.51%             Series 1998-C1, Class A1B                 07/15/08                           2,039,480
                 Salomon Brothers Mortgage Securities VII
       1,500        6.91%             Series 2000-NL1, Class A2                 09/15/08                           1,826,359
       2,000        7.53%             Series 2000-C2, Class B                   07/01/33                           2,127,020
                 Structured Asset Securities Corp.
         960        7.38%             Series 1995-C1, Class D                   09/25/24                             941,320

                                       2

                See accompanying notes to financial statements.


BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
STATEMENT OF NET ASSETS
MARCH 31, 2001 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMERCIAL MORTGAGE - BACKED SECURITIES
                                                                                                                 -----------
                 (Cost $81,476,882)                                                                              $85,960,007
                                                                                                                 -----------

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $94,210,668*)                                                             99.3%            98,757,743

                 Other Assets in Excess of Liabilities                                            0.7%               660,966
                                                                                                ------           -----------

                 NET ASSETS (Applicable to 9,138,256 Institutional shares                       100.0%           $99,418,709
                                                                                                ======           ===========
                 outstanding)

                 NET ASSET VALUE, OFFERING AND
                 REDEMPTION PRICE PER INSTITUTIONAL SHARE
                 ($99,418,709 / 9,138,256)                                                                       $     10.88
                                                                                                                 ===========

-----------------------------------------------------------------------------------------------------------------------------

*    Cost for Federal income tax purposes is $94,226,174. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
     Gross unrealized appreciation                                                                   $ 4,592,729
     Gross unrealized depreciation                                                                       (61,160)
                                                                                                     -----------
                                                                                                     $ 4,531,569
                                                                                                     ===========
**   Securities pledged as collateral with a value of $259,648 on 92 long U.S.
     Treasury Notes futures contracts expiring June 2001. The value of such contracts on March 31, 2001 was $67,219, thereby resulting in an unrealized gain of $23,203.
***  Rates shown are the rates as of March 31, 2001.
**** Rates shown are the effective yields as of March 31, 2001.

                See accompanying notes to financial statements.

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                           For the Six
                                                           Months Ended
                                                            03/31/01
                                                           ------------
Investment Income:                                         (Unaudited)
     Interest                                              $3,728,414
                                                           ----------

Expenses:
     Investment advisory fee                                  125,621
     Administration fee                                       115,571
     Custodian fee                                              8,768
     Transfer agent fee                                        15,084
     Legal and audit                                           35,835
     Registration fees                                          6,116
     Trustees' fees and officer's salary                           95
     Other                                                      4,450
                                                           ----------
          Total expenses                                      311,540

         Less fees waived                                    (125,621)
                                                           ----------
             Total expenses                                   185,919
                                                           ----------
     Net investment income                                  3,542,495
                                                           ----------


Realized and unrealized gain (loss) on investments:

Realized gain from:
          Investment transactions                           2,017,734
          Futures contracts                                   289,016
                                                           ----------
                                                            2,306,750
                                                           ----------
Change in unrealized appreciation from:
          Investments                                       3,057,093
          Futures contracts                                    42,113
                                                           ----------
                                                            3,099,206
                                                           ----------
Net gain on investments                                     5,405,956
                                                           ----------

Net increase in net assets resulting from operations       $8,948,451
                                                           ==========

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                     For the Six       For the Period
                                                                    Months Ended        05/15/00 (a)
Increase (decrease) in net assets:                                    03/31/01        through 09/30/00
                                                                    ------------      ----------------
                                                                    (Unaudited)
Operations:

     Net investment income                                          $  3,542,495        $ 1,640,090

     Net realized gain on investments and futures transactions         2,306,750          1,406,694

     Net unrealized appreciation on investments and
           futures transactions                                        3,099,206          1,515,408
                                                                    ------------        -----------

     Net increase in net assets resulting from operations              8,948,451          4,562,192
                                                                    ------------        -----------

Distributions to shareholders from:
     Net investment income                                            (3,542,495)        (1,640,090)
     Net realized gains                                               (1,551,538)                --
                                                                    ------------        -----------
Total distributions to shareholders                                   (5,094,033)        (1,640,090)
                                                                    ------------        -----------

Capital share transactions:
     Proceeds from shares sold                                        15,000,000         89,500,100
     Net asset value of shares issued in reinvestment
           of dividends                                                4,974,487          1,167,602
     Net asset value of shares redeemed                              (18,000,000)                --
                                                                    ------------        -----------
                                                                       1,974,487         90,667,702
                                                                    ------------        -----------


     Total increase in net assets                                      5,828,905         93,589,804
                                                                    ------------        -----------


Net Assets:

   Beginning of period                                                93,589,804                  0
                                                                    ------------        -----------

   End of period                                                    $ 99,418,709        $93,589,804
                                                                    ============        ===========

--------------------------------------------------------------------------------

(a) Commencement of investment operations.

                 See accompanying notes to financial statements

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                                                   For the Period
                                                                           For the Six Months     5/15/00 (a)
                                                                              Ended 3/31/01      through 9/30/00
                                                                           ------------------    ---------------
                                                                             (Unaudited)
PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                                            $10.48              $10.00
                                                                                ------              ------


     Net investment income                                                        0.38                0.26

     Net realized and unrealized gain on investments                              0.55                0.48
                                                                                ------              ------

         Net increase from investment operations                                  0.93                0.74
                                                                                ------              ------


     Distributions from net investment income                                    (0.38)              (0.26)

     Distributions from net realized capital gains                               (0.15)                 --
                                                                                ------              ------

          Total dividends and distributions                                      (0.53)              (0.26)
                                                                                ------              ------


     Net asset value, end of period                                             $10.88              $10.48
                                                                                ======              ======


TOTAL  RETURN                                                                    9.05%               7.46%


RATIOS / SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                                       $99,419             $93,590


Ratio of expenses to average net assets                                          0.37% (b)           0.37% (b)

Ratio of expenses to average net assets (excluding waivers)                      0.62% (b)           0.63% (b)


Ratio of net investment income to average net assets                             7.05% (b)           7.19% (b)

Ratio of net investment income to average net assets (excluding waivers)         6.80% (b)           7.45% (b)


Portfolio turnover rate                                                           118%                182%


--------------------------------------------------------------------------------

(a) Commencement of investment operations.
(b) Annualized.

                 See accompanying notes to financial statements

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

(A)  ORGANIZATION AND ACCOUNTING POLICIES

     BlackRock Funds SM (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 42 investment portfolios. These financial statements relate to the Fund's Multi-Sector Mortgage Securities Portfolio IV (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates.

SECURITIES VALUATION: Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices or on the basis of quotations provided by a pricing service or dealer which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Fund's Board of Trustees. As of March 31, 2001, there were no securities valued in accordance with such fair value procedures.

REPURCHASE AGREEMENTS: Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository. There were no repurchase agreements held by the Portfolio as of March 31, 2001.

FUTURES TRANSACTIONS: The Portfolio may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The Portfolio may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.
     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to classify gains and losses on mortgage and asset-backed securities presently included in realized gains and losses, as part of interest income. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

FEDERAL TAXES: -- No provision is made for federal taxes as it is the Fund's intention to have this Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.


DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment ) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for this Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc. ("BlackRock")a wholly-owned subsidiary of BlackRock Inc. serves as investment advisor for the Portfolio. BlackRock Financial Management, Inc. ("BFM") a wholly-owned subsidiary of BlackRock, serves as sub-adviser for this Portfolio. BlackRock Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and paid quarterly, at the annual rate of .25% of the Portfolio's average daily net assets.

     For the six months ended March 31, 2001, advisory fees and waivers were as follows:

                                  GROSS                                   NET
                                ADVISORY                               ADVISORY
                                   FEE               WAIVER               FEE
                                --------            -------            --------
Multi-Sector Mortgage
Securities Portfolio IV         $125,621            $125,621              $0

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services Group, Inc. and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates: .085% of the first $500 million, .075% of the next $500 million and .065% of assets in

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(UNAUDITED)
--------------------------------------------------------------------------------

excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the
Portfolio: .145% of the first $500 million, .135% of the next $500 million and
 .125% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

For the six months ended March 31, 2001, administration fees and waivers for the Portfolio were as follows:

                                  GROSS                                NET
                             ADMINISTRATION                      ADMINISTRATION
                                   FEE              WAIVER             FEE
                             --------------         ------       --------------
Multi-Sector Mortgage
Securities Portfolio IV          $115,571             $0            $115,571

PFPC Trust Co., an indirect subsidiary of the PNC Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC serves as transfer and dividend disbursing agent.

       BlackRock voluntarily agreed to waive fees and reimburse expenses to the extent necessary to cap the Portfolio's expenses (exclusive of advisory fees) at no more than .12% of its average daily net assets for the period ended March 31, 2001.

(C)  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and government securities, for the six months ended March 31, 2001 were $42,129,777 and $37,556,667, respectively. Purchases and sales of government securities for the six months ended March 31, 2001 were $83,797,714 and $80,439,814, respectively.

(D)  CAPITAL SHARES

Transactions in capital shares were as follows:


                                                   For the Six      For the Period
                                                  Months Ended    5/15/00 (a) through
                                                    3/31/01            09/30/00
                                                  ------------    -------------------

Shares sold                                        1,431,298          8,819,467

Shares issued in reinvestment of dividends           471,028            113,387

Shares redeemed                                   (1,696,924)               -0-
                                                  ----------          ---------

Net increase                                         205,402          8,932,854
                                                  ==========          =========

(a) Commencement of investment operations.

     As of March 31, 2001, one shareholder held approximately 99% of the outstanding shares of the Portfolio.

BLACKROCK FUNDS
MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
(UNAUDITED)
--------------------------------------------------------------------------------

(E) AT MARCH 31, 2001, NET ASSETS CONSISTED OF:

Capital paid-in..................................................   $92,642,189

Accumulated net realized gain on investment
    transactions and futures contracts...........................     2,161,906

Net unrealized appreciation on investment
    transactions and futures contracts...........................     4,614,614
                                                                    -----------
                                                                    $99,418,709
                                                                    ===========

INVESTMENT ADVISER                    CO-ADMINISTRATOR AND TRANSFER AGENT
BlackRock Financial Management        PFPC Inc.
Wilmington, Delaware 19809            Wilmington, Delaware 19809

CUSTODIAN                             DISTRIBUTOR
PFPC Trust Co.                        BlackRock Distributors, Inc.
Philadelphia, Pennsylvania 19153      King of Prussia, Pennsylvania 19406

                                      CO-ADMINISTRATOR
                                      BlackRock Advisors, Inc.
                                      Wilmington, Delaware 19809

                                      COUNSEL
                                      Simpson, Thatcher & Bartlett
                                      New York, New York 10017
                                      (A partnership which includes professional
                                           corporations)

                                      INDEPENDENT ACCOUNTANTS
                                      PricewaterhouseCoopers LLP
                                      Philadelphia, Pennsylvania 19103

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

BlackRock Funds
103 Bellevue Parkway
Wilmington, Delaware 19809

--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------